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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 10, 1998

              Prudential Securities Secured Financing Corporation.
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             (Exact name of registrant as specified in its charter)



          Delaware                    333-61939                 56-2064715
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 (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

         One New York Plaza, 14th Floor                             10292
               New York, New York
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    (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code (212) 214-1000
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)


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         Item 5.  Other Events


                  In connection with the offering of Goleta National Bank Mortgage Loan Trust 1998-1, Asset Backed Notes, Series 1998-1, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Not applicable


         (b)      Not applicable


         (c)      Exhibit 99.1 Related Computational Materials (as defined in
                  Item 5 above).



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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRUDENTIAL SECURITIES SECURED FINANCING
                                    CORPORATION, as Depositor and on behalf of Goleta National Bank Mortgage Loan Trust 1998-1 Registrant



                                    By: /s/ Evan Mitnick
                                        ----------------------------------------
                                        Name:  Evan Mitnick
                                        Title:  Vice President



Dated:  September 11, 1998



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                                  EXHIBIT INDEX




EXHIBIT NO.               DESCRIPTION
-----------               -----------
99.1                      Related Computational Materials (as defined
                          in Item 5 above).